                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              January 10, 1996



                            HAWAIIAN AIRLINES, INC.
             (Exact name of registrant as specified in its charter)



           HAWAII                        1-8836                99-0042880
(State or other jurisdiction of       (Commission           (I.R.S. employer
incorporation or organization)        file number)         identification no.)


   3375 Koapaka Street, Suite G350
              Honolulu, HI                                      96819-1869
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  (808) 835-3700
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ITEM 5.   OTHER EVENTS.
          ------------

          A copy of a Hawaiian Airlines, Inc.'s (the "Company") press release dated January 10, 1996 is filed as an exhibit to this Current Report on Form 8-K. The press release states the Company may have to halt operations and file for Chapter 11 bankruptcy protection should its unionized employees not ratify, between now and January 15, 1996, certain modifications to their contracts which are required to consummate a pending $20.0 million equity capital investment from Airline Investors Partnership, L.P. ("AIP"). Should the contract modifications be ratified, the Company expects to seek approval of the AIP investment by the Company's shareholders at a special shareholders meeting.


ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
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          (c)  Exhibits.

               Exhibit 99.1  Press Release dated January 10, 1996.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HAWAIIAN AIRLINES, INC.



Dated:  January 10, 1996         By  /s/ C.J. David Davies
                                     ---------------------
                                     C.J. David Davies
                                     Senior Vice President-Finance
                                     and Chief Financial Officer
                                     (Principal Financial and
                                     Accounting Officer)

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